                                  EXHIBIT 99.1

                           NOBLE DRILLING CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                            as of December 19, 2001


                                                                                YEAR
                                                                               BUILT/          WATER
RIG                                       RIG DESIGN                           REBUILT         DEPTH     LOCATION
---                                       ----------                           -------         -----     --------
U.S. GULF OF MEXICO (19)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul                          MLT Class 84-E.R.C. (T)             1976/1995       390'-IC    South Timbalier 295

Noble Leonard Jones                       MLT Class 53-E.R.C. (T)             1972/1998       390'-IC    Eugene Island 354

Noble Bill Jennings                       MLT Class 84-E.R.C. (T)             1975/1997       390'-IC    Eugene Island 339

Noble Johnnie Hoffman                     BakMar BMC 300 IC (T) (Z)           1976/1993       300'-IC    West Cameron 170

Noble Sam Noble                           Levingston Class 111-C (T)            1982          300'-IC    Eugene Island 113

Noble Gene Rosser                         Levingston Class 111-C (T)          1977/1996       300'-IC    Sabine Pass

Noble John Sandifer                       Levingston Class 111-C (T)          1975/1995       300'-IC    West Cameron 38

Noble Tom Jobe                            MLT Class 82-SD-C (T) (Z)             1982          250'-IC    Vermilion 24

Noble Earl Frederickson                   MLT Class 82-SD-C (T) (Z)             1979          250'-IC    South Marsh Island 77

Noble Carl Norberg                        MLT Class 82-C (T)                  1976/1996       250'-IC    Main Pass 94


SEMISUBMERSIBLES (6)
--------------------
Noble Paul Romano                         Noble EVA 4000TM (T)                1981/1998       6,000'     Green Canyon 155

Noble Jim Thompson                        Noble EVA 4000TM (T)                1984/1999       6,000'     Viosca Knoll 916

Noble Amos Runner                         Noble EVA 4000TM (T)                1982/1999       6,600'     Green Canyon 601

Noble Max Smith                           Noble EVA 4000TM (T)                1980/1999       6,000'     Mississippi Canyon 773

Noble Homer Ferrington                    F&G 9500 Enhanced Pacesetter (T)    1985/1999       6,000'     Viosca Knoll 917

Noble Clyde Boudreaux                     F&G 9500 Enhanced Pacesetter        1987/1999       10,000'    MS - F&G shipyard

SUBMERSIBLES (3)
----------------
Noble Fri Rodli                           Transworld                          1979/1998        70'-C     West Cameron 38

Noble Joe Alford                          Pace 85                               1982           85'-C     Eugene Island 113

Noble Lester Pettus                       Pace 85                               1982           85'-C     Ship Shoal 63

INTERNATIONAL (30)
------------------
MEXICO JACKUPS (1)
------------------
Noble Lewis Dugger                        Levingston Class 111-C (T)          1977/1997       300'-IC    Bay of Campeche

BRAZIL JACKUPS (1)
------------------
Noble Dick Favor                          BakMar BMC 150 IC                   1982/1993       150'-IC    Brazil

BRAZIL SEMISUBMERSIBLES (1)
---------------------------
Noble Paul Wolff                          Noble EVA 4000TM (T)                1981/1998       8,900'     Brazil

BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius                        Gusto Engineering Pelican (T)         1981         5,000'-DP   Brazil

Noble Roger Eason                         Neddrill (T)                          1977         6,000'-DP   Brazil

                                               ANTICIPATED
                                                CONTRACT     DAYRATE
RIG                              OPERATOR      EXPIRATION     ($000)   COMMENTS
---                              --------      ----------     ------   --------
U.S. GULF OF MEXICO (19)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul                 Apache          2/2002       58-60    Rate effective 11/27/2001 through 12/31/2001, then 45 days @
                                                                       $44-46 with Apache.

Noble Leonard Jones              Apache          1/2002       58-60    Rate effective 11/22/2001 through 12/31/2001, then 14 days @
                                                                       $40-41 with Apache.
Noble Bill Jennings              ChevronTexaco   2/2002       32-34

Noble Johnnie Hoffman            Nexen           1/2002       52-54    Six-month extension effective 7/10/2001.

Noble Sam Noble                  Stacked                               Stacked ready. Rig released 8/30/2001.

Noble Gene Rosser                Stacked                               Shipyard. Rig released 9/03/2001. Installing 3rd mud pump.
                                                                       Available +/- 1/15/2002.

Noble John Sandifer              Stacked                               Stacked ready. Rig released 9/04/2001. Next one-well for
                                                                       El Paso on +/- 12/20/2001 @ $20-21.

Noble Tom Jobe                   ChevronTexaco   1/2002       22-24    Rig stacked for 25 days in the 4th quarter. On new contract
                                                                       11/04/2001.

Noble Earl Frederickson          ChevronTexaco   1/2002       32-33    Rate effective 9/05/2001 through 12/22/2001. Then two wells
                                                                       @ $21-22.

Noble Carl Norberg               Kerr-McGee      12/2001      20-22    On new contract 12/01/2001 through +/- 12/22/2001. Rig
                                                                       stacked for 39 days in the 4th quarter.

SEMISUBMERSIBLES (6)
--------------------
Noble Paul Romano                Shell           12/2003     134-136

Noble Jim Thompson               Shell           7/2002      158-160

Noble Amos Runner                Marathon        8/2004      146-148

Noble Max Smith                  Dominion        1/2005      139-141   Rig stacked for 14 days in the 4th quarter. Dominion for two wells @ $139-141, plus two well option at same rate.
Noble Homer Ferrington           Stacked         1/2005                Mariner through 12/14/2001, then to stack. Rig stacked 42
                                                                       days in 4th quarter.

Noble Clyde Boudreaux            Shipyard                              Engineering complete. Structural steel work being carried
                                                                       out on hull. Procuring certain long lead time capital
                                                                       equipment.
SUBMERSIBLES (3)
----------------
Noble Fri Rodli                  Stacked                               Stacked ready. Rig released 9/12/2001.

Noble Joe Alford                 Stacked                               Stacked ready. Rig released 12/15/2001.

Noble Lester Pettus              PetroQuest      12/2001      19-21    Rig released from Forest on 10/24/2001. Rig on
                                                                       contract with PetroQuest on 10/25/2001 through +/-
                                                                       12/28/2001.
INTERNATIONAL (30)
------------------
MEXICO JACKUPS (1)
------------------
Noble Lewis Dugger               Pemex           7/2004       56-58    On new contract 12/16/2001, 932 days @ $56-58.

BRAZIL JACKUPS (1)
------------------
Noble Dick Favor                 Petrobras       2/2002       38-40    On contract 2/04/2001.

BRAZIL SEMISUBMERSIBLES (1)
---------------------------
Noble Paul Wolff                 Petrobras       5/2005      138-140

BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius               Petrobras       3/2005      107-109   The rig has experienced 47 days downtime in the 4th quarter.
                                                                       Commenced 3-year contract on 12/15/2001 @ initial rate of
                                                                       $107-109. To shipyard for up to 90 days (+/- 4/01/2002-
                                                                       6/30/2002), then recommence contract @ $109-111.
Noble Roger Eason                Petrobras       4/2003       74-76

                           NOBLE DRILLING CORPORATION
                                and Subsidiaries
                              Fleet Status Update
                            as of December 19, 2001

                                                                                YEAR
                                                                               BUILT/          WATER
RIG                                       RIG DESIGN                           REBUILT         DEPTH     LOCATION
---                                       ----------                           -------         -----     --------
Noble Muravlenko                          Gusto Engineering Ice Class (T)     1982/1997      4,000'-DP   Brazil

NORTH SEA JACKUPS (8)
---------------------
Noble Al White                            CFEM T-2005 C (T)                   1982/1997       360'-IC    Netherlands

Noble Byron Welliver                      CFEM T-2005 C (T)                     1982          300'-IC    Denmark

Noble Kolskaya                            Gusto Engineering (T)                 1985          330'-IC    Denmark

Noble George Sauvageau                    NAM (T)                               1981          300'-IC    Netherlands

Noble Ronald Hoope                        MSC/CJ46 (T)                          1982          225'-IC    Netherlands

Noble Piet van Ede                        MSC/CJ46 (T)                          1982          205'-IC    Netherlands

Noble Lynda Bossler                       MSC/CJ46 (T) (Z)                      1982          205'-IC    Netherlands


Noble Julie Robertson                     Baker Marine Europe Class (T)         1981         390'-IC*    United Kingdom

NORTH SEA SEMISUBMERSIBLES (1)
------------------------------
Noble Ton van Langeveld                   Offshore SCP III Mark 2 (T)         1979/2000       1,500'     United Kingdom

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead                     F&G L-780 MOD II-IC (T)             1982/1990       300'-IC    Nigeria

Noble Percy Johns                         F&G L-780 MOD II-IC (T)             1981/1995       300'-IC    Nigeria

Noble Roy Butler                          F&G L-780 MOD II-IC (T)               1982          300'-IC    Nigeria

Noble Ed Noble                            MLT Class 82-SD-C (T)               1984/1990       250'-IC    Nigeria

Noble Lloyd Noble                         MLT Class 82-SD-C (T)               1983/1990       250'-IC    Nigeria

Noble Don Walker                          BakMar BMC 150 IC (T)                 1982          150'-IC    Nigeria

ARABIAN GULF JACKUPS (7)
------------------------
Noble Kenneth Delaney                     F&G L-780 MOD II-IC (T)             1983/1998       300'-IC    Abu Dhabi

Noble George McLeod                       F&G L-780 MOD II-IC (T)             1981/1995       300'-IC    Abu Dhabi

Noble Gus Androes                         Levingston Class 111-C (T)          1982/1996       300'-IC    Qatar

Noble Chuck Syring                        MLT Class 82-C (T)                  1976/1996       250'-IC    Qatar

Noble Crosco Panon                        Levingston Class 111-C (T)          1976/2001       300'-IC    Qatar

Noble Charles Copeland                    MLT Class 82-SD-C (T)               1979/2001       250'-IC    Qatar

Noble Jimmy Puckett                       F&G L-780 MOD II-IC                   1982          300'-IC    UAE

INDIA JACKUPS (1)
-----------------
Noble Ed Holt                             Levingston Class 111-C (T)          1981/1994       300'-IC    India

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------
Noble Dave Beard                          F&G 9500 Enhanced Pacesetter          1986          10,000'    Dalian, China

                                                     ANTICIPATED
                                                      CONTRACT    DAYRATE
RIG                               OPERATOR           EXPIRATION    ($000)    COMMENTS
---                               --------           ----------    ------    --------
Noble Muravlenko                 Petrobras            3/2003      58-60

NORTH SEA JACKUPS (8)
---------------------
Noble Al White                   Elf Petroland        3/2002      39-41      On new rate 8/24/2001 through +/- 1/10/2002. Next
                                                                             well @ $51-52, then one well @ $72-74.

Noble Byron Welliver             Maersk               8/2002      63-65      New rate of $63-65 effective 9/01/2001.

Noble Kolskaya                   Maersk               4/2002      73-75      On contract 3/30/2001.

Noble George Sauvageau           NAM                  4/2003      83-85      To NAM on 9/30/2001 @ $78-80 through 10/09/2001. From
                                                                             10/10/2001 @ $83-85 through 4/10/2002. Market rate
                                                                             adjustment on 4/10/2002 and again on 10/10/2002.

Noble Ronald Hoope               Elf Petroland        4/2002      75-77      On new rate 8/24/2001 for +/- 90 days, next well @
                                                                             $71-73, then 90 days @ $78-80 from +/- 1/15/2002.

Noble Piet van Ede               Transcanada          12/2002     54-56      Next one-year contract from 1/01/2002 @ $80-81 with
                                                                             Gaz de Franz.

Noble Lynda Bossler              Clyde                6/2002      68-70      Rate effective 7/01/2001. Off contract from 10/04/2001
                                                                             - 10/18/2001 for spud can repairs. Six-month extension
                                                                             from 1/01/2002 @ $79-81.

Noble Julie Robertson            Talisman             12/2001     63-65      Commenced second well on 9/05/2001, then to BG for five
                                                                             wells, anticipated to be 12-14 months @ $87-88
                                                                             commencing +/- 12/23/2001.
NORTH SEA SEMISUBMERSIBLES (1)
------------------------------
Noble Ton van Langeveld          ChevronTexaco        12/2001     83-85      On new rate 10/15/2001. Rig to be released +/-
                                                                             12/25/2001.
WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead            Addax                4/2002      57-59      On contract 4/15/2001.

Noble Percy Johns                ExxonMobil           4/2002      57-59      On contract 4/01/2001.

Noble Roy Butler                 ChevronTexaco        4/2003      51-53      On contract 4/15/2001, year two at a mutually agreed
                                                                             dayrate.

Noble Ed Noble                   ExxonMobil           3/2002      51-53      On contract 3/01/2001.

Noble Lloyd Noble                ChevronTexaco        10/2002     57-59      ChevronTexaco Nigeria for one year @ $57-59. Rig down
                                                                             15 days in the 4th quarter.

Noble Don Walker                 Shell                11/2002     59-60      New dayrate effective 11/09/2001. Rig will have 7 days
                                                                             downtime in December 2001.
ARABIAN GULF JACKUPS (7)
------------------------
Noble Kenneth Delaney            NDC                  5/2002      53-54      On contract 5/21/2001.

Noble George McLeod              NDC                  6/2002      53-54      On contract 6/01/2001.

Noble Gus Androes                Maersk               12/2002     53-55      On contract 4/29/2001.

Noble Chuck Syring               Maersk               6/2002      50-52      On contract 6/06/2001.

Noble Crosco Panon               Elf Petroleum Qatar  2/2002      39-41      On contract 6/01/2001.

Noble Charles Copeland           BP Qatar             7/2002      57-59      270-day contract with BP Qatar. On contract 10/13/2001.

Noble Jimmy Puckett              Shipyard                                    Rig undergoing shipyard repairs, ready for service
                                                                             +/- 3/31/2002.
INDIA JACKUPS (1)
-----------------
Noble Ed Holt                    ONGC                 11/2002     33-35

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------
Noble Dave Beard                 Shipyard                                    Completing engineering.

-------------------------------------------------------------------------------
(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.


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